Exhibit 99.1

Investor Presentation November, 2008

2 SAFE HARBOR This presentation contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue" or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our ability to obtain necessary financing in the near term; our ability to control our operating expenses; our ability to recruit and enroll patients for the FDG-PET clinical trial; failure to obtain sufficient data from enrolled patients that can be used to evaluate VIA- 2291, thereby impairing the validity or statistical significance of our clinical trials; our ability to successfully complete our clinical trials of VIA-2291 on expected timetables and the outcomes of such clinical trials; complexities in designing and implementing cardiovascular clinical trials using histological examinations, measurement of biomarkers, medical imaging and atherosclerotic plaque bioassays; the results of our clinical trials, including without limitation, with respect to the safety and efficacy of VIA-2291; our ability to achieve clinical trial endpoints; if the results of the ACS and CEA studies, upon further review and analysis, are revised, interpreted differently by regulatory authorities or negated by later stage clinical trials; our ability to properly design and conduct additional clinical trials; the outcome of any legal proceedings; our ability to obtain necessary FDA approvals; our ability to successfully commercialize VIA-2291; our ability to obtain and protect our intellectual property related to our product candidates; our potential for future growth and the development of our product pipeline; our ability to form and maintain collaborative relationships to develop and commercialize our product candidates; general economic and business conditions; and the other risks described under Item IA "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 on file with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and VIA undertakes no obligation to update publicly any of these statements in light of new information or future events. This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, nor do the contents of the presentation constitute legal, tax or business advice.

3 VIA Investment Highlights Inflammation -- root cause of cardiovascular disease resulting in heart attack and stroke Lead compound, VIA-2291 has best-in-class potential Potent, oral, once-daily compound inhibits key mediator of inflammation Presented data from comprehensive Phase 2 program at American Heart Association - November 2008 De-risked compound with significant data on patient safety VIA-2291 has strong value proposition Targeting large cardiovascular markets complementing existing treatments such as statins Building pipeline utilizing proprietary technology platform licensed from Stanford Experienced management and world-class advisors drive current momentum

4 2006 2007 2008 2009 VIA-2291 Phase 2 Program Carotid Endarterectomy (CEA) Acute Coronary Syndrome (ACS) FDG PET VIA-2291 Late Stage Clinical Development Plan Phase 2 Proof of Concept Program designed to provide weight of evidence pointing to efficacy

5 VIA-2291: Significantly De-risked Product Second generation 5-LO Inhibitor Strong product characteristics Once daily oral dosing Highly specific Potential for greater therapeutic index Extensive clinical experience - more than 1,300 patients exposed 20 Phase 1 studies, 6 Phase 2 studies, 2 Phase 3 studies (pivotal) Proven efficacy in asthma Extensive safety data base Development discontinued for commercial reasons NDA-ready CMC package Broad license of worldwide rights Exclusive worldwide license for any indication VIA retains all commercial rights Strong IP: Composition of matter patents issued and methods of use filed

APPEARS SAFE VIA-2291 appeared safe and well-tolerated NOVEL MOA Potent, statistically significant and dose-dependent inhibition of leukotriene production INFLAM- MATION REDUCED CEA: Significant reduction of hs-CRP at 12 weeks ACS: Significant reduction of hs-CRP at 24 weeks Significant Findings Presented at AHA 6

7 Inflammation Matters in Cardiovascular Disease

Risk Factor Profile of Two Individuals WC 65 year old man, healthy, with no prior known heart disease Obese; hypertensive ?Cholesterol, ?Diabetic Smoker; alcohol use Father died of stroke Sedentary life style Framingham score >17 JF 52 year old man, healthy with no prior known heart disease Extremely fit Cholesterol, no diabetes Never smoked, no alcohol Father died of CAD Avid marathon runner Framingham score 4 8

Sir Winston Churchill Lived to age 91 Jim Fixx Died of MI at age 52 What Are We Missing? 9

10 Inflammation is Key to All Stages of CV Disease Early stages of atherosclerosis Inflammatory process Early atherosclerotic lesions Vulnerable plaque Stable plaque Healthy artery MACE Plaque rupture is a cause of Major Adverse Cardiovascular Events

11 Large Market with Significant Unmet Medical Need 30.3 million patients in US and Europe and 2.7 million at "high risk" following ACS events Current therapies treat only risk factors Cardiovascular Spend in 7 major World Markets >$115 billion in 2006 Source: Data Monitor 2007 $28.7 B $20.8 B $16.1 B $11.5 B $37.9 B

12 Available Therapies ONLY Reduce MACE by 20 - 30% IDEAL Prove IT HPS 4S LIPID CARE CAPRIE Reduction in MACE 0.11 0.16 0.24 0.32 0.25 0.23 19 Risk not addressed 0.88000000026296 0.83000000013148 0.75 0.67 0.74 0.76 81 Lipitor Zocor Pravachol Published Results Plavix

13 Lead Compound VIA-2291 in Comprehensive Late-Stage Phase 2 Clinical Trial Program

Leukotrienes Mediate Vascular Inflammation

- **5-LO is the rate limiting enzyme**
  - LTB4 recruits and activates inflammatory cells in unstable plaque
  - 5LO is a validated pharmaceutical target
- **VIA identified 5-LO as target for atherosclerosis**
  - Human genetic data implicates 5-LO in MACE
  - Expression data in mouse and man shows increased expression in disease
  - Inhibition of 5-LO reduces plaque inflammation in atherosclerosis model
- **Published data converge on 5-LO for atherosclerosis**



Arachidonic Acid
5-LO
FLAP
LTA4
LTA4 H
LTC4 S
LTB4
LTC4
LTD4
LTE4

14

VIA pharmaceuticals

CEA ACS FDG-PET Safety 3 doses tested Inhibition of 5-LO Inflammatory biomarkers Coronary lesions on MDCT scan in a patient sub-study Utilizing leading edge technology to demonstrate impact on inflammation Creating strong weight of evidence Safety Inhibition of 5-LO Inflammatory biomarkers Plaque inflammation and histology Innovative, Comprehensive Clinical Strategy 15

Summary of Findings ACS Appears safe and well- tolerated Significant leukotriene inhibition as measured by LTB4 and LTE4 Significant reduction of hs- CRP at 24 weeks in highest dose group vs. placebo CEA Appears safe and well- tolerated Significant leukotriene inhibition as measured by LTB4 and LTE4 Significant reduction of hs- CRP at 12 weeks Missed pre-specified primary plaque endpoint Additional interesting plaque results: 5-LO levels in plaque Necrotic core in treated plaque mRNA IL-6 expression 16

ACS Trial 168 patients completed trial and randomized 48 evaluable patients to placebo, 44 patients to 25 mg, 38 patients to 50 mg and 38 to 100 mg More than 80 continued on for an additional 12 weeks to complete Sub-study Demographics well balanced between groups Med age 56 85% Male BMI~ 29 <20% Diabetic, ~50% hypertensive, < 20% prior heart attack ACS Event: ~ 70% heart attack; 30% unstable angina 90% PCI to treat their heart attack Medications- Patients well-managed 98% statins 99% anti-platelet agents majority on anti-hypertensives 17

18 18 ACS Study Met Primary Endpoint Error Bars represent 95% CI Primary Endpoint: Change from baseline in ex vivo stimulated Leukotriene B4 (LTB4) production Highly significant reduction from baseline at all doses measured at trough drug concentrations Dose related effect observed Reductions occur at the earliest time point assessed (two weeks) Secondary Endpoints Production of systemic leukotrienes reduced at all doses hsCRP no change at 12 weeks but significantly reduced at highest dose at 24 weeks in Sub-study patients

CEA Trial 35 patients were evaluable with 19 randomized to placebo and 16 to VIA-2291 100mg Demographics well balanced between groups Med age 68 50% Male, 50% Female BMI~ 27 >50% Diabetes >80% Hypertension Common Medications ~60% statins ~90% anti-platelet agents Anti-diabetics and anti-hypertensives 19

VIA-2291 Inhibits LTB4 Production 20

hsCRP is Significantly Reduced after 3 Months 100mg VIA-2291 N=30 21

22 Phase 2 Trial - FDG PET Tahara, et al 2006 Trial Design Population Coronary artery disease Acute Coronary Syndrome Description 50 patients within 1 - 3 months of an ACS event Randomized, double-blind 24 weeks, 100 mg/day or placebo Positron Emission Tomography with fluorodeoxyglucose tracer (FDG PET) Endpoints Reduction in carotid inflammation Reduction in inflammatory biomarkers Result Demonstrate anti inflammatory effect Demonstrate reduction in macrophage activity Confirm safety Data Due First half 2009 Investigators Michael Farkouh, MD - Mount Sinai Zahi Fayad, Ph.D - Mount Sinai Ahmed Tawakol, MD - MGH Clinical sites in US

23 "VIA-2291 has the potential to be the first drug to specifically target one cardiovascular inflammatory pathway. These data support further development of this drug, including larger outcomes trials." Jean-Claude Tardif, Director of the Montreal Heart Institute Research Centre, professor of medicine at the University of Montreal and principal investigator of the VIA-2291 ACS trial. "We have conducted a preliminary review of the patient safety data for the VIA-2291 ACS and CEA trials and found that the drug was well- tolerated at the doses tested and support further development of VIA- 2291." Sid Goldstein, M.D., Division of Cardiovascular Medicine, Henry Ford Hospital, Wayne State University and chairman of the VIA-2291 Data Safety Monitoring Board. Next Steps

24 Broad Pipeline

25 Broad Development Pipeline Compound/Target Area of Focus Research Pre-Clinical Phase 1 Phase 2 Phase 3 VIA-2291 / 5-LO Carotid Endarterectomy Acute Coronary Syndrome FDG PET PDE 4 Vascular Inflammation Additional Compounds Inflammation

26 VIA Proprietary Technology Platform 4 year, $30 million study at Stanford headed by VIA Founder/CSO Inflammation key in human atherosclerosis Extensive data from work in mouse model confirms human findings >3,000 patient study confirms inflammatory genes in heart attack and stroke Database for prioritizing target classes and compounds Model and assays to evaluate compounds Significant leverage in targeting / developing compounds Exclusively licensed to VIA

27 Broad Pool of Anti Inflammatory Compounds Qualified Targets Anti inflammatory Compounds Identified Opportunities Preclinical Clinical Stage LOs (5-LO, 12-LO, FLAP) 189 109 75 34 Leukotrienes (LTA4, LTB4, LTC4, LTD4 189 189 135 54 PPARs (^,^,^) 99 92 52 40 PDEs (mostly PDE4) 153 153 95 58 Chemokines, cytokines 133 133 96 36 Phospholipase A2 (PLA2) 48 41 38 3 PAF 134 134 105 29 Kinases (p38, rho) 22 12 8 4 Cell adhesion (VLA4, VCAM) 89 27 18 9 Other classes 3,754 467 373 171 TOTAL 4,810 1358 995 438

28 Significant Progress

Accomplishments & Upcoming Milestones 2007 - 2008 Accomplishments Launched VIA Pharmaceuticals as public company Raised $25 million in PIPE financing Initiated preclinical programs DSMB review confirmed safety and pharmacological effect Initiated FDG-PET Phase 2 Formed expanded clinical advisory board Presented animal data on VIA-2291 at AHA Addition of Dr. Rebecca Taub - Sr. VP - Research & Development Enrolled first patient in FDG PET Phase 2 clinical trial Reported positive results from ACS and CEA Phase 2 trials Upcoming Milestones Raise additional capital Phase 2 results for FDG-PET 1H '09 29

Personnel Position Experience Larry Cohen, PhD CEO Zyomyx, Progenitor, Somatix, Therion Oye Olukotun, MD, MPH CMO Bristol-Myers Squibb, Mallinckrodt, Esperion Tom Quertermous, MD Founder and SAB Chair Dept Cardiovascular Medicine, Stanford Medical School Mike Perry, DVM, PhD CDO Baxter, Novartis, Schering-Plough Jim Stewart SVP CFO ACT, CN Biosciences, Ventro, E&Y Rebecca Taub, MD SVP R&D Roche, Bristol-Myers Squibb, Dupont Brendan Rae, PhD, JD SVP Bus Dev Roche, Purdue Pharma 30 Experienced Management Team

World Class Advisors Scientific Advisory Board Israel Charo, MD, PhD UCSF Christopher Glass, MD, PhD UCSD Colin Funk, PhD Queens University Garret FitzGerald, MD University of Pennsylvania Marco Conti, MD Stanford Medical School Todd Klingler, PhD XDx, Inc. Clinical Advisory Board Marc Pfeffer, MD, PhD Brigham & Women's Hospital Jean-Claude Tardif, MD University of Montreal Marcelo Di Carli, MD Brigham and Women's Hospital Robert Fenichel, MD, PhD Former FDA Peter Libby, MD Brigham and Women's Hospital Jean-Lucien Rouleau, MD University of Montreal 31

32 Financial Update Cash balance - approximately $7.5 million at September 30, 2008 Cash burn - approximately $1.8 - 1.9 million / month Total common shares outstanding 19.7 million Fully diluted shares outstanding 23.7 million

33 VIA Investment Highlights Inflammation -- root cause of cardiovascular disease resulting in heart attack and stroke Lead product candidate, VIA-2291 has best-in-class potential VIA-2291 has strong value proposition Building pipeline utilizing proprietary technology platform licensed from Stanford